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Exhibit 10.1

THIRD AMENDED AND RESTATED CREDIT
AND GUARANTY AGREEMENT

        THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this "Amended and Restated DIP Credit Agreement"), dated as of February 25, 2005 among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as BORROWERS, the GUARANTORS listed on Annex B to the Existing DIP Credit Agreement (as defined below), each of which is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, each of the FINANCIAL INSTITUTIONS from time to time party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIGROUP GLOBAL MARKETS INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP NORTH AMERICA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H:

        WHEREAS, certain of the parties hereto have heretofore entered into that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2004 (as amended and in effect immediately prior to the effectiveness of this Amended and Restated DIP Credit Agreement, the "Existing DIP Credit Agreement"); and

        WHEREAS, the parties hereto desire to amend and restate the Existing DIP Credit Agreement in its entirety to read as set forth in the Existing DIP Credit Agreement with the amendments specified below.

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1.    Amendment and Restatement of Existing DIP Credit Agreement.    The parties hereto hereby agree that upon their execution and delivery of this Amended and Restated DIP Credit Agreement and subject to the other terms and conditions set forth herein, including the terms and conditions set forth in Section 44 hereof with respect to the effectiveness of this Amended and Restated DIP Credit Agreement, the Existing DIP Credit Agreement shall be amended and restated in its entirety and that from and after the Restatement Effective Date (as defined in Section 44 below), the terms and conditions set forth in the Existing DIP Credit Agreement, after giving effect to the amendments to the terms and conditions thereof that are set forth herein, which terms and conditions are incorporated by reference herein and form a part hereof, shall be the terms and conditions of this Amended and Restated DIP Credit Agreement and shall be binding upon all parties hereto, subject to the terms hereof.

        Section 2.    Defined Terms; References.    Unless otherwise specifically defined herein, each term used herein which is defined in the Existing DIP Credit Agreement has the meaning assigned to such term in the Existing DIP Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing DIP Credit Agreement shall, after the Restatement Effective Date, refer to this Amended and Restated DIP Credit Agreement.

        Section 3.    Definition of Applicable L/C Fee Rate.    The definition of "Applicable L/C Fee Rate" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Applicable L/C Fee Rate" shall mean a rate per annum equal to 2.25%."

        Section 4.    Definition of Applicable Margin.    The definition of "Applicable Margin" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Applicable Margin" shall mean, on any date, (i) with respect to any Eurodollar Loan, a rate per annum equal to 2.25%, and (ii) with respect to any ABR Loan, a rate per annum equal to 1.25%."

        Section 5.    Increase in Amount of Shared Capital Expenditures.    The definition of "Capital Expenditures" in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by changing the aggregate amount of Shared Capital Expenditures that may be incurred by any Loan Party in the Seven A Borrower Group for the period starting on May 1, 2003 and ending on the Maturity Date, which amount is set forth in clause (ii) of such definition, from "$150,000,000" to "$200,000,000."

        Section 6.    Definition of Closing Date.    The definition of "Closing Date" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Closing Date" shall mean the date on which this Agreement has been executed and the conditions precedent set forth herein have been satisfied or waived, which date shall occur promptly following the entry of the Extension Order."

        Section 7.    Definition of Commitment Fee Rate.    The definition of "Commitment Fee Rate" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Commitment Fee Rate" shall mean a rate per annum equal to 0.50%."

        Section 8.    Definition of Current SEC Reports.    The definition of "Current SEC Reports" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Current SEC Reports" means each periodic or current report filed by the Parent with the United States Securities and Exchange Commission on or after March 28, 2002 and prior to the Closing Date, including, without limitation, the Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, which was filed by the Parent with the United States Securities and Exchange Commission on December 23, 2004."

        Section 9.    Definition of EBITDA.    The definition of "EBITDA" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by amending and restating clause (E) thereof in its entirety to read as follows:

          "(E)    any extraordinary non-cash charges for such period, including, without limitation, any such extraordinary non-cash charge for such period arising from the write-off of any deferred financing costs relating to the financing arrangements of the Loan Parties entered into prior to the Petition Date, and minus".

        Section 10.    Definition of EBITDAR.    The definition of "EBITDAR" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by amending and restating clause (F) thereof in its entirety to read as follows:

          "(F)    any extraordinary non-cash charges for such period, including, without limitation, any such extraordinary non-cash charge for such period arising from the write-off of any deferred financing costs relating to the financing arrangements of the Loan Parties entered into prior to the Petition Date,".

        Section 11.    Definition of Interest Period.    The definition of "Interest Period" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by deleting the words "that is one or three months thereafter" in the fifth line thereof and replacing such words with the words "that is one, three or six months thereafter".

        Section 12.    Definition of Letter of Credit Sublimit.    (a) The definition of "Letter of Credit Sublimit" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Letter of Credit Sublimit" shall mean, at any time, with respect to any Borrower, the lesser of (i)(A) prior to the occurrence of the Triggering Event (as such term is defined in the definition of "Borrowing Limit" above), the amount set forth opposite the applicable Borrower's name in Annex F attached hereto under the column entitled "Initial Letter of Credit Sublimit" and (B) from and after the occurrence of the Triggering Event, the amount set forth opposite the applicable Borrower's name in Annex F attached hereto under the column entitled "Final Letter of Credit Sublimit" and (ii) such Borrower's Borrowing Limit at such time. The DIP Lenders and the Agents hereby acknowledge and agree that the change in the Letter of Credit Sublimits of the applicable Borrower Groups contemplated hereby upon the occurrence of the Triggering Event shall occur automatically upon the delivery of the requisite notice by the Parent described in the definition of "Triggering Event" herein and that such change in the Letter of Credit Sublimits shall not be deemed an amendment to this Agreement and shall not require the consent or approval of the DIP Lenders or any Agent hereunder, notwithstanding any term contained herein to the contrary, it being understood and agreed that any other change in the Letter of Credit Sublimits (other than those expressly contemplated in Annex F hereto upon the occurrence of the Triggering Event) shall require the consent of the requisite DIP Lenders on the terms set forth herein. Notwithstanding anything contained herein to the contrary, in no event, including upon the occurrence of the Triggering Event, shall the Letter of Credit Sublimit of a Borrower Group be reduced to an amount below the Letter of Credit Outstandings of such Borrower Group."

        (b)   Annex F to the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with Annex F attached hereto.

        Section 13.    Definition of Maturity Date.    The definition of "Maturity Date" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended by changing the date specified therein from "March 31, 2005" to "March 31, 2006".

        Section 14.    Amendment to Certain Other Definitions.    (a) The definition of "Class" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Class" when used in respect of any Loan or Borrowing shall refer to whether such Loan, or each Loan comprising such Borrowing, is a Tranche A Loan or a Tranche B Loan."

        (b)   The definition of "Letter of Credit Outstandings" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Letter of Credit Outstandings" shall mean, at any time, with respect to any Borrower, the aggregate Tranche A Letter of Credit Outstandings with respect to such Borrower."

        (c)   Section 1.01 of the Existing DIP Credit Agreement is hereby amended by deleting, in their entirety, each of the following definitions contained in said Section 1.01 of the Existing DIP Credit Agreement: (i) "Benchmark LIBOR Rate," (ii) "Total Tranche B Credit-Linked Deposit Amount," (iii) "Tranche B Actual Return Rate," (iv) "Tranche B Credit-Linked Account," (v) "Tranche B Credit-Linked Deposit Amount," (vi) "Tranche B Fixed Return Rate," (vii) "Tranche B Letter of Credit" and (viii) "Tranche B Letter of Credit Outstandings."

        (d)   The definition of "Tranche B Borrowing" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Tranche B Borrowing" shall mean the making of any Tranche B Loan."

        (e)   The definition of "Tranche B DIP Lender" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Tranche B DIP Lender" shall mean any lender with a Tranche B Commitment hereunder."

        (f)    The definition of "Tranche B Outstanding Exposure" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Tranche B Outstanding Exposure" shall mean, at any time, with respect to any Borrower, the then outstanding aggregate principal amount of the Tranche B Loans by all Tranche B DIP Lenders to such Borrower."

        Section 15.    New Definitions.    (a) Section 1.01 of the Existing DIP Credit Agreement is hereby amended by adding the following new definitions in alphabetical order therein:

          ""Total Tranche B Commitment" shall mean, at any time, the sum of all the Tranche B Commitments at such time."

          ""Tranche B Commitment" shall mean, with respect to each Tranche B DIP Lender, its commitment hereunder in the amount set forth opposite its name on Annex D hereto, or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to this Agreement."

        Section 16.    Omnibus Replacement.    The Existing DIP Credit Agreement is hereby amended by (a) replacing any and all references therein to the "Total Tranche B Credit-Linked Deposit Amount" with "Total Tranche B Commitment" and (b) replacing any and all references therein to the "Tranche B Credit-Linked Deposit Amount" with "Tranche B Commitment".

        Section 17.    Amendment to Section 2.02 of the Existing DIP Credit Agreement.    Section 2.02 of the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with the phrase "Intentionally Omitted".

        Section 18.    Amendment to Section 2.03 of the Existing DIP Credit Agreement.    Section 2.03 of the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "Upon the terms and subject to the conditions herein set forth, on the Closing Date, each Tranche B DIP Lender, severally and not jointly with the other Tranche B DIP Lenders, agrees to make a loan (each a "Tranche B Loan" and collectively, the "Tranche B Loans") in a principal amount equal to such Tranche B DIP Lender's Tranche B Commitment. Tranche B Loans made pursuant to this Section 2.03 and repaid or prepaid may not be reborrowed. The Tranche B Loans made under this Section 2.03 may be Eurodollar Loans or ABR Loans."

        Section 19.    Amendments to Section 2.04 of the Existing DIP Credit Agreement.    (a) Section 2.04(b) of the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with the phrase "Intentionally Omitted".

        (b)   Section 2.04(c) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(c)    If Tranche A DIP Lenders holding in excess of 50% of the Total Tranche A Commitment determine at any time that the conditions set forth in Section 4.03 would not be satisfied in respect of a Credit Event at such time, then such Tranche A DIP Lenders may request that the Administrative Agent issue a "Stop Issuance Notice", and the Administrative Agent shall issue such notice to each Fronting Bank. Such Stop Issuance Notice shall be withdrawn by the Tranche A DIP Lenders upon a determination by them that the circumstances giving rise thereto no longer exist. While a Stop Issuance Notice is in effect, no Tranche A Letter of Credit may be issued for the account of the Borrower to which such Stop Issuance Notice relates. The Tranche A DIP Lenders may request issuance of a Stop Issuance Notice only if there is a reasonable basis therefor, and shall consider reasonably and in good faith a request from the applicable Borrower or Borrowers, as the case may be, for withdrawal of the same on the basis that the conditions in Section 4.03 are satisfied; provided that the Administrative Agent and the Fronting Banks may and shall conclusively rely on any Stop Issuance Notice while it remains in effect."

        (c)   Section 2.04(d) of the Existing DIP Credit Agreement is hereby amended by deleting all of the references to "May 31, 2005" contained in clause (y) in the second and third lines thereof and replacing all such references with "May 31, 2006."

        (d)   Section 2.04(g) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(g)    Immediately upon the issuance of any Letter of Credit by any Fronting Bank, such Fronting Bank shall be deemed to have sold to each Tranche A DIP Lender other than such Fronting Bank and each such other Tranche A DIP Lender shall be deemed unconditionally and irrevocably to have purchased from such Fronting Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Tranche A DIP Lender's Class Percentage, in such Letter of Credit, each drawing thereunder and the Obligations of the Borrower and the Guarantors under this Agreement with respect thereto. Upon any change in the Tranche A Commitments pursuant to Section 10.03(b), it is hereby agreed that with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations hereby created to reflect the new Class Percentages of the assigning and assignee Tranche A DIP Lenders. Any action taken or omitted by a Fronting Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Fronting Bank any resulting liability to any other Tranche A DIP Lender."

        (e)   Section 2.04(h) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(h)    In the event that a Fronting Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Fronting Bank pursuant to this Section 2.04, the Fronting Bank shall promptly notify the Administrative Agent, which shall promptly notify each Tranche A DIP Lender of such failure, and each such Tranche A DIP Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Fronting Bank the amount of such Tranche A DIP Lender's Class Percentage of such unreimbursed payment in Dollars and in same day funds. If such Fronting Bank so notifies the Administrative Agent, and the Administrative Agent so notifies the Tranche A DIP Lenders prior to 11:00 a.m. (New York City time) on any Business Day, then, each of the Tranche A DIP Lenders shall make available to such Fronting Bank such Tranche A DIP Lender's Class Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent any Tranche A DIP Lender shall not have so made its Class Percentage of the amount of such payment available to such Fronting Bank, such Tranche A DIP Lender agrees to pay to such Fronting Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Fronting Bank at the Federal Funds Effective Rate. The failure of any Tranche A DIP Lender to make available to the Fronting Bank its Class Percentage of any payment under any Letter of Credit shall not relieve any other Tranche A DIP Lender of its obligation hereunder to make available to the Fronting Bank its Class Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Tranche A DIP Lender shall be responsible for the failure of any other Tranche A DIP Lender to make available to such Fronting Bank such other Tranche A DIP Lender's Class Percentage of any such payment. Whenever a Fronting Bank receives a payment of a Reimbursement Obligation as to which it has received any payments from Tranche A DIP Lenders pursuant to this paragraph, such Fronting Bank shall pay to each Tranche A DIP Lender which has paid its Class Percentage thereof, in Dollars and in same day funds, an amount equal to such Tranche A DIP Lender's Class Percentage thereof."

        (f)    Section 2.04(i) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(i)    The obligations of each Tranche A DIP Lender to participate in Letters of Credit and to pay or reimburse the Fronting Bank for such Tranche A DIP Lender's Class Percentage of amounts drawn thereunder is absolute, irrevocable and unconditional and shall not be affected by any circumstances whatsoever (including, without limitation, the occurrence or continuation of any Event of Default) and each such payment or reimbursement shall be made without offset, abatement, withholding or other reduction whatsoever."

        Section 20.    Amendments to Section 2.06 of the Existing DIP Credit Agreement.    Section 2.06 of the Existing DIP Credit Agreement is hereby amended by deleting all references to "DIP Lenders" therein and replacing all such references with "Tranche A DIP Lenders".

        Section 21.    Amendment to Section 2.07(b) of the Existing DIP Credit Agreement.    Section 2.07(b) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(b)    The relevant Borrower shall give the Administrative Agent (x) at least three (3) Business Days' prior notice for each Borrowing of Eurodollar Loans and (y) same day notice for each Borrowing of ABR Loans; such notice shall be irrevocable and shall specify (A) the amount of such Borrowing (which shall not be less than $5,000,000 or an integral multiple of $100,000 in excess thereof in the case of Eurodollar Loans and not less than $1,000,000 or an integral multiple of $500,000 in excess thereof in the case of ABR Loans), (B) the date of such Borrowing (which shall be a Business Day) and (C) the disbursement instructions for such Borrowing. Such notice, to be effective, must be received by the Administrative Agent not later than (1) 12:00 noon, New York City time, on the third Business Day preceding the date on which such Borrowing is to be made, in the case of Eurodollar Loans and (2) 10:00 A.M., New York City time, on the day such Borrowing is to be made, in the case of ABR Loans. Such notice shall specify whether the Borrowing then being requested is to be a Borrowing of ABR Loans or Eurodollar Loans. If no election is made as to the Type of Loan, such notice shall be deemed a request for Borrowing of ABR Loans. The Administrative Agent shall promptly notify each Tranche A DIP Lender of its proportionate share of such Borrowing, the date of such Borrowing, the Type of Borrowing or Loans being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such notice, each Tranche A DIP Lender shall make an amount equal to its Class Percentage of the Borrowing available at the office of the Administrative Agent at 270 Park Avenue, New York, NY 10017, no later than 12:00 noon, New York City time, in immediately available funds. The Administrative Agent shall, upon receipt of the funds made available by the Tranche A DIP Lenders to fund such Borrowing, disburse such funds in the manner specified in the notice of borrowing delivered by the Borrower."

        Section 22.    Amendments to Section 2.14 of the Existing DIP Credit Agreement.    (a) The introductory language set forth in Section 2.14(a)(i) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "If any Several Loan Party receives any Net Proceeds in respect of any Reduction Event, on the Deferred Tranche B Prepayment Date:"

        (b)   Section 2.14(a)(i)(z) is hereby amended and restated in its entirety to read as follows:

          "(z)    the Total Tranche A Commitment will be reduced by an amount equal to the aggregate amount of the repayment of Tranche A Loans and cash collateralizations of Tranche A Letters of Credit made pursuant to clauses first and second of paragraph (x) of this Section 2.14(a)(i) and the Total Tranche B Commitment will be reduced by an amount equal to the aggregate amount of the repayment of Tranche B Loans made pursuant to clause first of paragraph (x) of this Section 2.14(a)(i)."

        (c)   The introductory language set forth in Section 2.14(a)(ii) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "If any Joint and Several Loan Party receives any Net Proceeds in respect of any Reduction Event, on the Deferred Tranche B Prepayment Date:"

        (d)   Section 2.14(a)(ii)(z) is hereby amended and restated in its entirety to read as follows:

          "(z)    the Total Tranche A Commitment will be reduced by an amount equal to the aggregate amount of the repayment of Tranche A Loans and cash collateralizations of Tranche A Letters of Credit made pursuant to clauses first and second of paragraph (x) of this Section 2.14(a)(ii) and the Total Tranche B Commitment will be reduced by an amount equal to the aggregate amount of the repayment of Tranche B Loans made pursuant to clause first of paragraph (x) of this Section 2.14(a)(ii)."

        (e)   Section 2.14(a)(iii) of the Existing DIP Credit Agreement is hereby amended by deleting the words "of each Class" at the end of such Section.

        (f)    The introductory language set forth in Section 2.14(a)(iv) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Each optional and mandatory prepayment of the Tranche B Loans (each, a "Tranche B Unscheduled Prepayment") shall be subject to the following provisions of this subsection:"

        (g)   Section 2.14(a)(iv)(x) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "At least six Business Days prior to the date of the closing of any Reduction Event which would require the applicable Borrower to make the repayments and/or cash collateralizations contemplated by Sections 2.14(a)(i)(x) and 2.14(a)(ii)(x) above (or such later date as is practicable given the circumstances of such Reduction Event), the applicable Borrower shall deliver a notice (a "Tranche B Notice") to the Administrative Agent, which shall (x) state that the applicable Borrower intends to make a Tranche B Unscheduled Prepayment, (y) state the amount thereof and (z) contain an offer to prepay on a specified date (such date, the "Deferred Tranche B Prepayment Date"), which shall be the tenth Business Day after the date of the applicable Borrower's Tranche B Notice (or such other date as shall be mutually agreed upon between the applicable Borrower and the Administrative Agent, it being agreed that in no event shall such date be more than twenty Business Days after the date of the applicable Borrower's Tranche B Notice), the Tranche B Loans of each Tranche B DIP Lender by a principal amount equal to its Class Percentage of such Tranche B Unscheduled Prepayment. A Tranche B Notice delivered by any Borrower shall be given by telecopy and, if requested by the Administrative Agent, confirmed by hand delivery or overnight courier service, in each case addressed to the Administrative Agent as provided in Section 10.01. Promptly after it receives any Borrower's Tranche B Notice, the Administrative Agent shall deliver a notice complying with clause (y) of this subsection (a "Tranche B Prepayment Notice") to each Tranche B DIP Lender."

        (h)   Section 2.14(a)(iv)(z) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(z)    On each Deferred Tranche B Prepayment Date, the Administrative Agent shall instruct the Collateral Agent to withdraw from the relevant Borrower's Reduction Event Collateral Account an amount equal to the Reduction Event Prepayment Amount (as defined in Section 2.14(a)(v) below). On each Deferred Tranche B Prepayment Date, the Administrative Agent shall, with the proceeds withdrawn from the Reduction Event Collateral Account of the relevant Borrower as contemplated by the immediately preceding sentence, (A) prepay the Tranche B Loans of each Tranche B DIP Lender that shall have accepted (or be deemed to have accepted) such prepayment (each, an "Accepting Tranche B DIP Lender") by an amount equal to such Accepting Trache B DIP Lender's Class Percentage of the relevant Tranche B Unscheduled Prepayment and (B) prepay the Tranche A Loans and/or cash collateralize the Tranche A Letters of Credit of each Tranche A DIP Lender by an amount equal to its Class Percentage of the amount obtained by subtracting (1) the aggregate amount paid to the Accepting Tranche B DIP Lenders in accordance with the terms of clause (A) immediately above from (2) the Reduction Event Prepayment Amount."

        (i)    Section 2.14(a)(v) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(v)    Promptly after any Net Proceeds are received by or on behalf of any Loan Party in respect of any Reduction Event, and provided that the applicable Borrower is required to prepay Loans and/or cash collateralize Letters of Credit in accordance with the terms and conditions set forth in Section 2.14(a)(i)(x) and/or Section 2.14(a)(ii)(x), as applicable, upon receipt of such Net Proceeds, the applicable Borrower shall deposit all such Net Proceeds that are then required to be used to prepay Loans and/or cash collateralize Letters of Credit upon the occurrence of such Reduction Event (the aggregate amount of such Net Proceeds is referred to herein with respect to each such prepayment and/or cash collateralization as the "Reduction Event Prepayment Amount") in its Reduction Event Collateral Account to be held on deposit therein until applied to make the related prepayments and/or cash collateralizations that are contemplated hereby. Any Reduction Event Prepayment Amount shall be withdrawn from the applicable Reduction Event Collateral Account at the instruction of the Administrative Agent on the applicable Deferred Tranche B Prepayment Date and applied to make the prepayment and/or cash collateralizations to be made on such date as set forth in Section 2.14(a)(iv)(z) above."

        Section 23.    Amendment to Section 2.20 of the Existing DIP Credit Agreement.    Section 2.20 of the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with the phrase "Intentionally Omitted".

        Section 24.    Amendment to Section 2.22 of the Existing DIP Credit Agreement.    Section 2.22 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "The Borrowers shall pay with respect to each Letter of Credit (i) to the Administrative Agent on behalf of the Tranche A DIP Lenders a fee calculated (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of the Applicable L/C Fee Rate per annum on the undrawn stated amount thereof and (ii) to the relevant Fronting Bank such Fronting Bank's customary fees for issuance, amendments and processing referred to in Section 2.04. In addition, each Borrower agrees to pay each Fronting Bank for its account a fronting fee in respect of each Letter of Credit issued by such Fronting Bank for such Borrower, for the period from and including the date of issuance of such Letter of Credit to and including the date of termination of such Letter of Credit, computed at a rate, and payable at times, to be determined by such Fronting Bank, the relevant Borrower and the Administrative Agent. Accrued fees described in clause (i) of the first sentence of this paragraph in respect of each Letter of Credit shall be due and payable monthly in arrears on each Monthly Payment Date and on the relevant Termination Date, or such earlier date as the Total Tranche A Commitment is terminated. Accrued fees described in clause (ii) of the first sentence of this paragraph in respect of each Letter of Credit shall be payable at times to be determined by the relevant Fronting Bank, the relevant Borrower and the Administrative Agent."

        Section 25.    Amendment to Section 3.04(b) of the Existing DIP Credit Agreement.    Section 3.04(b) of the Existing DIP Credit Agreement is hereby amended by deleting the reference to "December 31, 2001" set forth in the first line thereof and replacing such reference with "December 31, 2003".

        Section 26.    Amendment to Section 3.11 of the Existing DIP Credit Agreement.    Section 3.11 of the Existing DIP Credit Agreement is hereby amended by deleting the words "Except as disclosed in the Borrower's Form 10-K for the year ended December 31, 2000, the Borrower's Form 10-Q for the quarter ended March 31, 2001, and the Current SEC Reports and Environmental Reports" set forth in the first, second and third lines thereof and replacing such deleted language with "Except as disclosed in the Current SEC Reports,"

        Section 27.    Amendment to Section 3.13 of the Existing DIP Credit Agreement.    (a) Section 3.13 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Section 3.13.    Franchise Agreements.    Schedule 3.13 sets forth, with respect to each Loan Party (i) the franchise agreements to which such Loan Party is a party as of January 31, 2005 and

  (ii) the locations and minimum number of subscribers in each region in which the related Borrower Group of such Loan Party operates, in each case as of January 31, 2005."

        (b)   Schedule 3.13 to the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.13 attached hereto.

        Section 28.    Amendment to Section 4.03(d) of the Existing DIP Credit Agreement.    (a) Section 4.03(d) of the Existing DIP Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing such last sentence with the following sentence:

          "An order of the Bankruptcy Court approving the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, among the Loan Parties and the lenders and agents party thereto, in substantially the form of Exhibit H (the "Extension Order") and reasonably acceptable to the Co-Lead Arrangers, shall be in full force and effect, and shall not have been stayed, reversed, modified or amended in any respect without the prior written consent of the Co-Lead Arrangers; and if the Extension Order is the subject of a pending appeal in any respect, neither the occurrence of any Credit Event nor the performance by any Loan Party of any of their respective obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal."

        (b)   Exhibit H to the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with Exhibit H attached hereto.

        Section 29.    Amendment to Section 4.03(h) of the Existing DIP Credit Agreement.    Section 4.03(h) of the Existing DIP Credit Agreement is hereby deleted in its entirety and replaced with the phrase "Intentionally Omitted".

        Section 30    Amendments to Section 5.01 of the Existing DIP Credit Agreement.    (a) Section 5.01(a) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(a)    within 90 days after the end of each fiscal year (but, in the case of the 2004 fiscal year, (1) with respect to the financial statements required to be delivered pursuant to clause (x) immediately below, no later than June 30, 2005, and (2) with respect to the financial statements required to be delivered pursuant to clause (y) immediately below, no later than July 31, 2005), (x) the Parent's consolidated balance sheet and related statement of income and cash flows showing the financial condition of the Parent Group on a consolidated basis, as of the close of such fiscal year, and the results of operations of the Parent Group during such fiscal year, such statements to be audited by PricewaterhouseCoopers or other independent public accountants of recognized national standing acceptable to the Required DIP Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to the Cases), and such consolidated financial statements shall be certified on behalf of the Parent by a Financial Officer of the Parent to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Parent Group on a consolidated basis in accordance with GAAP consistently applied, and (y) a combining schedule which shall contain unaudited balance sheets and related unaudited statements of income and cash flows showing the financial condition of (A) each Borrower Group (other than the Seven A Borrower Group, the Seven B Borrower Group and the Seven C Borrower Group), separately, on a combined basis, as of the close of the relevant fiscal year, and the results of operations of each such Borrower Group during such fiscal year and (B) the Seven A Borrower Group, the Seven B Borrower Group and the Seven C Borrower Group on a combined basis, as of the close of the relevant fiscal year, and the combined results of operations of such Borrower Groups during such fiscal year, and such combining schedule shall be certified on behalf of the relevant Borrower Group or Borrower Groups, as the case may be, by a Financial Officer of the Borrower in such Borrower Group or Borrower Groups, as the case may be, to the effect that such combining schedule fairly presents the financial condition and results of operations of the relevant Borrower Group or Borrower Groups, as the case may be, on a combined basis in accordance with GAAP consistently applied, subject to normal year end audit adjustments, it being agreed that such combining schedule and/or the certification required to be made by the applicable Financial Officer hereunder may refer or be made subject to (aa) any qualifications or exceptions that were included in the financial statements and/or the certification delivered by the relevant Borrower Group or Borrower Groups pursuant to Section 5.01(b) below for the monthly period ended December 31, 2004 and (bb) the matters described under the sections entitled "Risk Factors" and "Legal Proceedings" in the Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, which was filed with the SEC on December 23, 2004 (the matters referred to in clauses (aa) and (bb) above are hereinafter referred to as the "Permitted Qualifications")."

        (b)   Section 5.01(b) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(b)    within 45 days after the end of each month of each fiscal year, (i) such Borrower's balance sheets and related statements of income and cash flows, showing the financial condition of such Borrower's Borrower Group on a combined (and not a separate company) basis, as of the close of such month and the results of such Borrower Group's operations during such month and the then elapsed portion of such fiscal year, each set of such financial statements to be certified on behalf of such Borrower by a Financial Officer of such Borrower as fairly presenting the financial condition and results of operations of such Borrower's Borrower Group on a combined (and not a separate company) basis in accordance with GAAP consistently applied, subject to normal year end audit adjustments, it being agreed that such financial statements and/or the certification required to be made by the applicable Financial Officer hereunder may refer or be made subject to the Permitted Qualifications, (ii) the Parent's balance sheets and related statements of income and cash flows, showing the financial condition of the Parent Group on a consolidated basis, as of the close of such month and the results of the Parent Group's operations during such month and the then elapsed portion of such fiscal year, each set of such financial statements to be certified on behalf of the Parent by a Financial Officer of the Parent as fairly presenting the financial condition and results of operations of the Parent Group on a consolidated basis in accordance with GAAP consistently applied, subject to normal year end audit adjustments, and (iii) certain operating statistics of such Borrower in a form acceptable to the Co-Lead Arrangers, certified on behalf of such Borrower by a Financial Officer of such Borrower as to the accuracy thereof;"

        (c)   Section 5.01(c) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(c)    concurrently with any delivery of financial statements under clauses (a) or (b) above with respect to any Borrower or the Parent, (i) a certificate of the applicable Financial Officer (A) certifying on behalf of the applicable Borrower or the Parent, as the case may be, the accuracy of such financial statements in all material respects, provided that in the case of any such financial statements delivered by a Borrower, such financial statements and/or the certification required to be made by the applicable Financial Officer hereunder may refer or be made subject to the Permitted Qualifications, (B) certifying on behalf of the applicable Borrower or the Parent, as the case may be, that to the best of such Financial Officer's knowledge, no Default or Event of Default has occurred during the period covered by such financial statements and is continuing (other than, with respect to any Several Borrower, a Default or Event of Default with respect to any Loan Party that does not belong to such Several Borrower's Borrower Group) or, if such a Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (C) setting forth computations in reasonable detail satisfactory to the Co-Lead Arrangers demonstrating compliance with the provisions of Sections 6.03, 6.04, 6.05, 6.10 and 6.11 and (D) setting forth in reasonable detail a reconciliation of the financial results of such Borrower Group or the Parent Group, as the case may, set forth in such financial statements with the projected financial results for relevant period set forth in the Long-Term Budget;"

        Section 31.    Amendment to Section 5.12(b) of the Existing DIP Credit Agreement.    Section 5.12(b) of the Existing DIP Credit Agreement is hereby amended by deleting the reference to "$500,000" set forth in the sixth line thereof and replacing such reference with "$2,000,000."

        Section 32.    Change in Borrowing Limits; Related Amendment to Definition of Borrower Limit.    (a)  The definition of "Borrowing Limit" set forth in Section 1.01 of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Borrowing Limit" shall mean, at any time, (i) prior to the occurrence of the Triggering Event, and with respect to any Borrower Group, the amount set forth opposite the applicable Borrower's name under the heading "Initial Borrowing Limits" in Part I of Annex E attached hereto and (ii) from and after the occurrence of the Triggering Event, and with respect to any Borrower Group, the amount set forth opposite the applicable Borrower's name under the heading "Final Borrowing Limits" in Part I of Annex E attached hereto, in each case as reduced from time to time pursuant to Sections 2.11 and 2.14 or as amended from time to time in accordance with Section 10.10 below pursuant to an amendment entered into by the Loan Parties and the Required DIP Lenders. For purposes hereof, the term "Triggering Event" shall mean the delivery by the Parent to the Administrative Agent of a written notice certifying to the Administrative Agent that either (i) Century-TCI Holdings, LLC and TCI Adelphia Holdings, LLC (collectively, the "JV Partners") have consented to the increase and decrease, as applicable, to the Borrowing Limits contemplated under the heading "Final Borrowing Limits" in Part I of Annex E attached hereto in respect of the Century-TCI and Parnassos Borrower Groups or (ii) the Bankruptcy Court has (x) entered an order pursuant to which it has determined that the consent of the JV Partners is not required to effectuate the increase and decrease, as applicable, to the Borrowing Limits of the Century-TCI and Parnassos Borrower Groups as contemplated under the heading "Final Borrowing Limits" in Part I of Annex E attached hereto or (y) otherwise entered an order authorizing the increase and decrease, as applicable, to the Borrowing Limits of the Century-TCI and Parnassos Borrower Groups as contemplated under the heading "Final Borrowing Limits" in Part I of Annex E attached hereto. The DIP Lenders and the Agents hereby acknowledge and agree that the change in the Borrowing Limits of the applicable Borrower Groups contemplated hereby upon the occurrence of the Triggering Event shall occur automatically upon the delivery of the requisite notice by the Parent described in the definition of "Triggering Event" herein and that the change in such Borrowing Limits shall not be deemed an amendment to this Agreement and shall not require the consent or approval of the DIP Lenders or any Agent hereunder, notwithstanding any term contained herein to the contrary, it being understood and agreed that any other change in the Borrowing Limits (other than those expressly contemplated in Part I of Annex E hereto upon the occurrence of the Triggering Event and those otherwise permitted under the terms of this Agreement) shall require the consent of the requisite DIP Lenders on the terms set forth herein. Notwithstanding anything contained herein to the contrary, in no event, including upon the occurrence of the Triggering Event, shall (A) the Borrowing Limit of a Borrower Group hereunder be reduced to an amount below the then Outstanding Exposure of such Borrower Group or (B) the Borrowing Limit of a Borrower Group hereunder be reduced to an amount that would cause the Letter of Credit Outstandings of a Borrower in any Borrower Group to exceed such Borrower's Letter of Credit Sublimit."

        (b)   Part I of Annex E to the Existing DIP Credit Agreement is hereby replaced in its entirety by Part I of Annex E attached hereto.

        Section 33.    Change in Financial Covenant Levels.    Part II of Annex E to the Existing DIP Credit Agreement is hereby replaced in its entirety by Part II of Annex E attached hereto.

        Section 34.    Amendment to Section 6.10(b).    The definition of "Permitted Inter-Group Debt" set forth in Section 6.10(b) of the Existing DIP Credit Agreement is hereby amended by adding the following new language to the end of such definition:

          "provided, however, that any intercompany debt incurred by a Loan Party that arises out of the Specified Funding Transaction (as such term is defined in Amendment No. 13 to the Amended and

  Restated Credit and Guaranty Agreement, dated as of August 26, 2002, among the Parent and the other parties identified therein) shall not be deemed Permitted Inter-Group Debt for purposes of this Agreement and the other Loan Documents."

        Section 35.    Amendment to Section 7.01(l) of the Existing DIP Credit Agreement.    Section 7.01(l) of the Existing DIP Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (viii) thereof and replacing it with a comma and (b) inserting the word "and" and the following new clause (x) at the end of clause (ix) thereof:

          "(x)    any other Pre-Petition Payment that the Loan Parties (or any of them) may determine to pay (whether in cash or otherwise) from time to time, provided that (A) no such individual Pre-Petition Payment shall exceed $1,500,000 and (B) all such Pre-Petition Payments (excluding any Pre-Petition Payments permitted to be paid by the Loan Parties pursuant to any other provision of this Agreement, including any such Pre-Petition Payment permitted to be paid by the Loan Parties pursuant to the terms of Section 6 of Amendment No. 1 to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, among the Parent and the other parties named therein), do not exceed $15,000,000 in the aggregate; or"

        Section 36.    Amendment to Section 8.02(b) of the Existing DIP Credit Agreement.    Section 8.02(b) of the Existing DIP Credit Agreement is hereby amended by deleting the parenthetical "(except that any amounts to be paid to any Tranche B DIP Lender and required to be deposited pursuant to Section 2.02(b) in its Tranche B Credit-Linked Account shall be so deposited)" in the second sentence thereof in its entirety.

        Section 37.    Amendment to Section 8.10 of the Existing DIP Credit Agreement.    Section 8.10 of the Existing DIP Credit Agreement is hereby amended by deleting the last sentence set forth therein in its entirety.

        Section 38.    Amendment to Section 10.03(b) of the Existing DIP Credit Agreement.    Section 10.03(b) of the Existing DIP Credit Agreement is hereby amended by deleting the last sentence of said Section 10.03(b) in its entirety.

        Section 39.    Amendment to Section 10.10 of the Existing DIP Credit Agreement.    Section 10.10(a) of the Existing DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(a)    No modification, amendment or waiver of any provision of this Agreement or the Amended and Restated Security and Pledge Agreement and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Loan Parties and the Required DIP Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that (1) no such modification or amendment shall, without the written consent of the DIP Lender affected thereby (x) increase the Tranche A Commitment or the Tranche B Commitment of a DIP Lender or (y) reduce the principal amount of any Loan or any Reimbursement Obligation or the rate of interest payable thereon, or extend any date for the payment of interest hereunder or reduce any Fees payable hereunder or extend the final maturity of any Borrower's obligations hereunder; (2) any waiver of compliance with the reporting requirements set forth in Section 5.01(k), 5.01(l), 5.01(m), 5.01(n), 5.01(o) and 5.01(q) or any Event of Default arising solely from non-compliance therewith shall be binding on all the DIP Lenders if consented to by the Co-Lead Arrangers, (3) no such modification or amendment shall, without the written consent of (A) all of the DIP Lenders (i) amend or modify any provision of this Agreement that provides for the unanimous consent or approval of the DIP Lenders, (ii) change the percentage set forth in the definition of Required DIP Lenders or Super-Majority DIP Lenders or any other provision of any Loan Document specifying the number or percentage of DIP Lenders required to take any action thereunder or (iii) amend or modify the Superpriority Claim status of the DIP Lenders contemplated by Section 2.24 or the rank of the Liens for the benefit of the Agents, the Fronting Banks and the DIP Lenders contemplated thereby, (B) the Super-Majority DIP Lenders (as hereinafter defined), release all or substantially all of the Collateral or all or substantially all of the

  Guarantors, or (C) all of the Initial DIP Lenders, change any provision set forth in the definition of Initial Majority DIP Lenders and (4) no such modification or amendment shall, without the written consent of the Initial Majority DIP Lenders, modify, amend or waive any provision that expressly requires the consent or approval of the Initial Majority DIP Lenders so as to amend, modify or waive the requirement of such consent or approval. No such amendment or modification may adversely affect the rights and obligations of any Agent or any Fronting Bank hereunder without its prior written consent. Each assignee under Section 10.03(b) shall be bound by any amendment, modification, waiver, or consent authorized as provided herein, and any consent by a DIP Lender shall bind any Person subsequently acquiring an interest on the Loans held by such DIP Lender. No modification, amendment or waiver of any provision of any SPV Guarantee and no consent to any departure by any SPV Guarantor party thereto therefrom shall in any event be effective unless entered into in accordance therewith.

        Section 40.    Acknowledgement of Existing Waivers.    Each DIP Lender hereby acknowledges and agrees that any and all Existing Waivers shall continue to remain in full force and effect on and after the Restatement Effective Date and shall be binding upon and be enforceable against all of the DIP Lenders hereunder. "Existing Waivers" means all written waivers (whether in respect of compliance with the terms of, Defaults or Events of Defaults under, or other matters pertaining to, the Existing DIP Credit Agreement) granted by the DIP Lenders under the terms of the Existing DIP Credit Agreement prior to the Restatement Effective Date.

        Section 41.    New DIP Lenders, Extending DIP Lenders and Exiting DIP Lenders.    (a) With effect from and including the Restatement Effective Date, (i) each Person listed on the signature pages hereof that is not a party to the Existing DIP Credit Agreement (each, a "New DIP Lender") shall become a DIP Lender on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement, (ii) each Person who, immediately prior to the Restatement Effective Date, was a DIP Lender under the terms of the Existing DIP Credit Agreement, and whose name is set forth on the signature pages hereof (each, an "Extending DIP Lender"), shall continue to be a DIP Lender on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement and (iii) each Person who, immediately prior to the Restatement Effective Date, was a DIP Lender under the terms of the Existing DIP Credit Agreement, but whose name is not set forth on the signature pages hereof (each, an "Exiting DIP Lender"; the Exiting DIP Lenders and the Extending DIP Lenders are collectively referred to as the "Old DIP Lenders"), shall, subject to the terms hereof, cease to be a DIP Lender and shall not be a party to, or otherwise have any rights or be subject to any obligations under, this Amended and Restated DIP Credit Agreement.

        (b)   On the Restatement Effective Date, (i) Annex A to the Existing DIP Credit Agreement shall be replaced in its entirety by Annex A attached hereto, with the Tranche A Commitment of each Extending DIP Lender and each New DIP Lender whose name is set forth on said Annex A attached hereto being the amount set forth opposite the name of such Tranche A DIP Lender thereon, (ii) Annex D to the Existing DIP Credit Agreement shall be replaced in its entirety by Annex D attached hereto, with the Tranche B Commitment of each Extending DIP Lender and each New DIP Lender whose name is set forth on said Annex D attached hereto being the amount set forth opposite the name of such Tranche B DIP Lender thereon, subject in the case of clauses (i) and (ii) immediately above, to the reduction of the Tranche A Commitments of the Tranche A DIP Lenders and/or the reduction of the Tranche B Commitments of the Tranche B DIP Lenders in accordance with and subject to the terms of this Amended and Restated DIP Credit Agreement and (iii) the Tranche A Commitment and the Tranche B Credit-Linked Deposit Amount (and the Tranche B Commitment) of each Exiting DIP Lender shall be $0. From and after the Restatement Effective Date, each Extending DIP Lender and each New DIP Lender that has a Tranche A Commitment in excess of $0 as set forth on Annex A attached hereto, shall from time to time fund Loans and participate in Letters of Credit (including the funding of Loans and the participations in Letters of Credit contemplated by Sections 41(c) and 41(d) below) on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement, including that the conditions to borrowing under this Amended and Restated DIP Credit Agreement are met on the date of such Borrowing. On the Restatement Effective

Date, each Extending DIP Lender and each New DIP Lender that has a Tranche B Commitment in excess of $0 as set forth on Annex D attached hereto shall make the Tranche B Loans contemplated by Section 2.03 of this Amended and Restated DIP Credit Agreement.

        (c)   On the Restatement Effective Date, each Borrower shall repay the entire principal amount of, and all accrued and unpaid interest on, the Loans of the Old DIP Lenders made to such Borrower which are outstanding under the Existing DIP Credit Agreement immediately prior to the Restatement Effective Date (the "Outstanding Loans"), which amounts are set forth on Schedule 41-1 attached hereto. On the Restatement Effective Date, the Borrowers repaying Outstanding Loans as contemplated by the immediately preceding sentence hereof shall deliver a notice or notices pursuant to Section 2.07(b) of the Existing DIP Credit Agreement requesting a Borrowing or Borrowings of ABR Loans or Eurodollar Loans, as the case may be, in an aggregate principal amount up to the aggregate amount of the Outstanding Loans (including all accrued and unpaid interest on, and the other amounts payable under Section 41(e) below in respect of, such Outstanding Loans) of such Borrower being repaid as contemplated hereby, and each such Borrower shall direct that the proceeds from all such Borrowings (together, if applicable, with any available cash that such Borrower determines to use in connection therewith) be used to repay the entire principal amount of such Outstanding Loans and all accrued and unpaid interest on, and the other amounts payable under Section 41(e) below in respect of, such Outstanding Loans. All Tranche A Loans and all Tranche B Loans made to the Borrowers on the Restatement Effective Date as contemplated by the immediately preceding sentence hereof (and, subject to the terms of this Amended and Restated DIP Credit Agreement, all Tranche A Loans made after the Restatement Effective Date) shall, in accordance with Section 2.01(a) of the Existing DIP Credit Agreement and, in the case of the Tranche B Loans, Section 2.03 of this Amended and Restated DIP Credit Agreement, be funded by each Extending DIP Lender and each New DIP Lender that is a Tranche A DIP Lender or a Tranche B DIP Lender, as the case may be, pro rata in accordance with such DIP Lender's Class Percentage of the relevant Class.

        (d)   On the Restatement Effective Date, all participations by each Old DIP Lender in Letters of Credit outstanding under the Existing DIP Credit Agreement immediately prior to the Restatement Effective Date (the "Outstanding Letters of Credit") shall be deemed to be cancelled, it being understood and agreed that the deemed cancellation of the participations of the Old DIP Lenders in such Outstanding Letters of Credit shall not in any way affect the Outstanding Letters of Credit, which shall remain unaltered and in full force and effect from, after and including the Restatement Effective Date on the terms set forth herein and in such Outstanding Letters of Credit; the aggregate face amount of the Outstanding Letters of Credit is set forth on Schedule 41-1. Pursuant to a notice given by certain Borrowers to the Fronting Bank and the Administrative Agent on the Restatement Effective Date, all Outstanding Letters of Credit shall, on the Restatement Effective Date, be deemed to be Tranche A Letters of Credit and all participations in such Outstanding Letters of Credit shall, in accordance with the terms of Section 2.04(g) of the Existing DIP Credit Agreement, be allocated to and assumed by each Extending DIP Lender and each New DIP Lender that is a Tranche A DIP Lender in accordance with their Class Percentages.

        (e)   With respect to the prepayment of Outstanding Loans made pursuant to Section 41(c) above, the Borrowers agree to reimburse each applicable Old DIP Lender, including each Exiting DIP Lender, for any funding losses incurred in connection therewith that are required to be paid by the Loan Parties pursuant to the terms of the Existing DIP Credit Agreement.

        (f)    Subject to the terms and conditions hereof, the transactions contemplated by this Section 41 shall be consummated on the Restatement Effective Date on the terms set forth herein, notwithstanding any term in the Existing DIP Credit Agreement, including without limitation, any term set forth in Article 2 thereof, that would otherwise prohibit or restrict the consummation of such transactions on the terms set forth herein, with all such terms and conditions that would otherwise prohibit or restrict the consummation of the transactions contemplated hereby being waived solely for the purpose of such consummation.

        Section 42.    Representations of Loan Parties.    Subject to the terms of Section 3.15 of the Existing DIP Credit Agreement, each Loan Party represents and warrants that (i) the representations and warranties of the Loan Parties set forth in the Loan Documents (after giving effect to the amendments thereto contemplated hereby) will be true and correct in all material respects on and as of the Restatement Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (which shall be true and correct in all material respects on and as of such earlier date) and (ii) no Default or Event of Default will have occurred and be continuing on such date.

        Section 43.    Governing Law.    THIS AMENDED AND RESTATED DIP CREDIT AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

        Section 44.    Counterparts; Effectiveness.    This Amended and Restated DIP Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated DIP Credit Agreement shall become effective on the date (the "Restatement Effective Date", which shall occur contemporaneously with the Closing Date) when:

        (a)   the Administrative Agent shall have received from each of the Loan Parties and the DIP Lenders (other than any Exiting DIP Lender) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof (and the DIP Lenders as to which the Administrative Agent shall have received such counterparts or such confirmation shall constitute the Super-Majority DIP Lenders under the Existing DIP Credit Agreement as in effect immediately prior to the effectiveness of this Amended and Restated DIP Credit Agreement);

        (b)   the Administrative Agent shall have received (i) an opinion of Willkie Farr & Gallagher LLP, counsel for the Loan Parties and (ii) an opinion of in-house counsel to the Parent, in each case dated the Restatement Effective Date in form and substance reasonably satisfactory to the Co-Lead Arrangers;

        (c)   all fees payable pursuant to the terms of that certain fee letter, dated January 26, 2005, among certain of the Loan Parties and certain of the financial institutions party hereto shall have been paid in full;

        (d)   any Commitment Fee which is accrued and unpaid (whether due to an Exiting DIP Lender or an Extending DIP Lender) as of the Restatement Effective Date under the terms of the Existing DIP Credit Agreement shall have been paid in accordance with Section 2.21 thereof;

        (e)   any fee payable in respect of any issued and outstanding Letter of Credit (whether due to an Exiting DIP Lender or an Extending DIP Lender) that is accrued and unpaid as of the Restatement Effective Date under the terms of the Existing DIP Credit Agreement shall have been paid in accordance with Section 2.22 thereof; and

        (f)    the DIP Lenders shall have received a certified copy of the Extension Order, reasonably acceptable to the Co-Lead Arrangers, which (i) shall have been entered with the consent or non-objection of a preponderance of the Pre-Petition Lenders (as determined in the reasonable discretion of the Co-Lead Arrangers after consultation with the Parent) upon an application or motion of the Loan Parties reasonably satisfactory in form and substance to the Co-Lead Arrangers, on such prior notice to such parties (including the Pre-Petition Lenders) as may in each case be reasonably satisfactory to the Co-Lead Arrangers, (ii) shall be in full force and effect and (iii) shall not have been stayed, reversed, modified or amended in any respect.

        The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders, including any Exiting DIP Lender, of the effectiveness of this Amended and Restated DIP Credit Agreement, and such notice shall be conclusive and binding on all parties hereto.

[Signature pages follow.]

        IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated DIP Credit Agreement to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender
By:	/s/ BRUCE BORDEN Name: Bruce Borden Title: Vice President
JPMORGAN SECURITIES INC., as Joint Bookrunner and Co-Lead Arranger
By:	/s/ BRUCE BORDEN Name: Bruce Borden Title: Vice President

CITICORP NORTH AMERICA, INC., as Collateral Agent and Lender
By:	/s/ RICHARD BANZIGER Name: Richard Banziger Title: Managing Director
CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunner and Co-Lead Arranger and Syndication Agent
By:	/s/ RICHARD BANZIGER Name: Richard Banziger Title: Managing Director

WACHOVIA BANK, N.A., as Co-Syndication Agent and Lender
By:	/s/ HELEN F. WESSLING Name: Helen F. Wessling Title: Managing Director

THE BANK OF NOVA SCOTIA, as Co-Documentation Agent and Lender
By:	/s/ STEPHEN C. LEVI Name: Stephen C. Levi Title: Director
BANK OF AMERICA, N.A., as Co-Documentation Agent and Lender
By:	/s/ WILLIAM E. LIVINGSTONE, IV Name: William E. Livingstone, IV Title: Senior Vice President
GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent and Lender
By:	/s/ CHRISTOPHER COX Name: Christopher Cox Title: Duly Authorized Signatory

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as Lender
By:	/s/ MEGAN KANE Name: Megan Kane Title: Vice President
By:	/s/ SHARON MEADOWS Name: Sharon Meadows Title: Managing Director
DEUTSCHE BANK AG NEW YORK BRANCH, as Lender
By:	/s/ ANCA TRIFAN Name: Anca Trifan Title: Director
By:	/s/ PAUL O'LEARY Name: Paul O'Leary Title: Vice President
THE FOOTHILL GROUP, INC., Lender
By:	/s/ JEFF NIKORA Name: Jeff Nikora Title: EVP

CALYON NEW YORK BRANCH, as Lender
By:	/s/ JOHN MCCLOSKEY Name: John McCloskey Title: Director
By:	/s/ ANNE G. SHEAN Name: Anne G. Shean Title: Director
BANK OF MONTREAL, as Lender
By:	/s/ GEOFFREY R. MCCONNELL Name: Geoffrey R. McConnell Title: Director
BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as Lender
By:	/s/ MIRIAM TRAUTMAN Name: Miriam Trautman Title: Associate Director
By:	/s/ SALVATORE ESPOSITO Name: Salvatore Esposito Title: Managing Director

CIT LENDING SERVICES, as Lender
By:	/s/ MICHAEL V. MONAHAN Name: Michael V. Monahan Title: Vice President
FOOTHILL INCOME TRUST, L.P., as Lender
By:	FIT GP, LLC, its Gen Partner
By:	/s/ JEFF NIKORA Name: Jeff Nikora Title: Managing Member

MAPLEWOOD (CAYMAN) LIMITED, as Lender
By:	Babson Capital Management LLC, as Investment Manager
By:	/s/ ADRIENNE MUSGNUG Name: Adrienne Musgnug Title: Managing Director
MASSACHUSETTS LIFE INSURANCE COMPANY, as Lender
By:	Babson Capital Management LLC, as Investment Advisor
By:	/s/ ADRIENNE MUSGNUG Name: Adrienne Musgnug Title: Managing Member

FIDELITY ADVISOR SERIES II: FIDELITY FLOATING RATE HIGH INCOME FUND, as Lender
By:	/s/ JOHN H. COSTELLO Name: John H. Costello Title: Assistant Treasurer
C-SQUARED CDO LTD., as Lender
By:	TCW Advisors, Inc., as its Portfolio Manager
By:	/s/ G. STEVEN KALIN Name: G. Steven Kalin Title: Senior Vice President
TCW SELECT LOAN FUND, LIMITED, as Lender
By:	TCW Advisors, Inc., as its Collateral Manager
By:	/s/ MATTHEW A. MILLER Name: Matthew A. Miller Title: Senior Vice President
By:	/s/ G. STEVEN KALIN Name: G. Steven Kalin Title: Senior Vice President

LOAN PARTIES:
ACC CABLE COMMUNICATIONS FL-VA, LLC
By:	ACC Cable Holdings VA, Inc., its sole member
ACC CABLE HOLDINGS VA, INC.
ACC HOLDINGS II, LLC
By:	ACC Operations, Inc., its sole member
ACC INVESTMENT HOLDINGS, INC.
ACC OPERATIONS, INC.
ACC TELECOMMUNICATIONS HOLDINGS LLC
By:	ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS OF VIRGINIA LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member
ACC-AMN HOLDINGS LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA VOICE SERVICES, INC.

ADELPHIA ARIZONA, INC.
ADELPHIA BLAIRSVILLE, LLC
By:	Century Communications Corp., its sole member
ADELPHIA CABLE PARTNERS, L.P.
By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION ASSOCIATES, L.P.
By:	Chelsea Communications, Inc., its general partner
ADELPHIA CABLEVISION CORP.
ADELPHIA CABLEVISION OF BOCA RATON, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA CABLEVISION OF FONTANA LLC
By:	Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC
By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF NEW YORK, INC.
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC
By:	Mickelson Media, Inc., its sole member
ADELPHIA CABLEVISION OF SAN BERNADINO, LLC
By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC
By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF SEAL BEACH, LLC
By:	Manchester Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC
By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC
By:	Century New Mexico Cable Television Corp., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC
By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC
By:	Huntington CATV, Inc., its sole member
ADELPHIA CALIFORNIA CABLEVISION, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC
By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner
ADELPHIA CLEVELAND, LLC
By:	Adelphia of the Midwest, Inc., its sole member
ADELPHIA COMMUNICATIONS CORPORATION
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC
By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.
ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GENERAL HOLDINGS III, INC.
ADELPHIA GS CABLE, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA GP HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA HARBOR CENTER HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA HOLDINGS 2001, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner
ADELPHIA INTERNATIONAL II, LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member
ADELPHIA INTERNATIONAL III LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member
ADELPHIA OF THE MIDWEST, INC.
ADELPHIA MOBILE PHONES

ADELPHIA PINELLAS COUNTY, LLC
By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA PRESTIGE CABLEVISION, LLC
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
ADELPHIA TELECOMMUNICATIONS, INC.
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.
ADELPHIA WELLSVILLE, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
ARAHOVA COMMUNICATIONS, INC.
ARAHOVA HOLDINGS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
BADGER HOLDING CORPORATION

BETTER TV, INC. OF BENNINGTON
BLACKSBURG/SALEM CABLEVISION, INC.
BRAZAS COMMUNICATIONS, INC.
BUENAVISION TELECOMMUNICATIONS, INC.
CABLE SENRY CORPORATION
CALIFORNIA AD SALES, LLC
By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
CCC-III, INC.
CCC-INDIANA, INC.
CCH INDIANA, L.P.
By:	CCC-Indiana, its general partner
CDA CABLE, INC.
CENTURY ADVERTISING, INC.
CENTURY ALABAMA CORP
CENTURY ALABAMA HOLDING CORP.
CENTURY AUSTRALIA COMMUNICATIONS CORP.
CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC
By:	Century Cable Holding Corp., its sole member
CENTURY CABLE HOLDING CORP.
CENTURY CABLE MANAGEMENT CORPORATION
CENTURY CABLE OF SOUTHERN CALIFORNIA
CENTURY CABLEVISION HOLDINGS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CENTURY CAROLINA CORP.
CENTURY COLORADO SPRINGS CORP.
CENTURY COLORADO SPRINGS PARTNERSHIP
By:	Paragon Cable Television Inc., a general partner
CENTURY COMMUNICATIONS CORP.
CENTURY CULLMAN CORP.
CENTURY ENTERPRISE CABLE CORP.
CENTURY EXCHANGE, LLC
By:	Century Cable Holding Corp., its sole member
CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.
CENTURY HUNTINGTON COMPANY
CENTURY INDIANA CORP.
CENTURY ISLAND ASSOCIATES, INC.
CENTURY ISLAND CABLE TELEVISION CORP.
CENTURY INVESTMENT HOLDING CORP.
CENTURY INVESTORS, INC.
CENTURY KANSAS CABLE TELEVISION CORP.
CENTURY LYKENS CABLE CORP.
CENTURY MENDOCINO CABLE TELEVISION, INC.
CENTURY MISSISSIPPI CORP.
CENTURY MOUNTAIN CORP.
CENTURY NEW MEXICO CABLE TELEVISION CORP.
CENTURY NORWICH CORP.
CENTURY OHIO CABLE TELEVISION CORP.
CENTURY OREGON CABLE CORP.
CENTURY PACIFIC CABLE TV, INC.
CENTURY PROGRAMMING, INC.
CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.
CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY-TCI CALIFORNIA, L.P.
By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY-TCI HOLDINGS, LLC
By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY TRINIDAD CABLE TELEVISION CORP.
CENTURY VIRGINIA CORP.
CENTURY VOICE AND DATA COMMUNICATIONS, INC.
CENTURY WARRICK CABLE CORP.
CENTURY WASHINGTON CABLE TELEVISION, INC.
CENTURY WYOMING CABLE TELEVISION CORP.
CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CHESTNUT STREET SERVICES, LLC
By:	ACC Operations, Inc., its sole member
CLEAR CABLEVISION, INC.
CMA CABLEVISION ASSOCIATES VII, L.P.
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner
CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner
CORAL SECURITY, INC.
COWLITZ CABLEVISION, INC.

CP-MDU I LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CP-MDU II LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
E.& E. CABLE SERVICE, INC.
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner
EASTERN VIRGINIA CABLEVISION, L.P.
By:	TMC Holdings Corporation, its general partner
EMPIRE SPORTS NETWORK, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FAE CABLE MANAGEMENT CORP.

FOP INDIANA, L.P.
By:	FrontierVision Cable New England, Inc., its general partner
FRONTIERVISION ACCESS PARTNERS, LLC
By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION CABLE NEW ENGLAND, INC.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
FRONTIERVISION HOLDINGS L.L.C.
By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION HOLDINGS L.P.
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.
By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION OPERATING PARTNERS L.P.
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION PARTNERS L.P.
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FT. MYERS ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
FT. MYERS CABLEVISION, LLC
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.
By:	ACC Cable Communications FL-VA, LLC, its sole member
By:	ACC Cable Holdings VA, Inc., its sole member
GLOBAL ACQUISITION PARTNERS, L.P.
By:	Global Cablevision II, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
GLOBAL CABLEVISION II, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing partner
THE GOLF CLUB AT WENDING CREEK FARMS, LLC
By:	ACC Operations, Inc., its sole member
GRAFTON CABLE COMPANY
GS CABLE LLC
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC
By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
HARRON CABLEVISION OF NEW HAMPSHIRE, INC.
HUNTINGTON CATV, INC.
IMPERIAL VALLEY CABLEVISION, INC.
KALAMAZOO COUNTY CABLEVISION, INC.
KEY BISCAYNE CABLEVISION
By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
KOOTENAI CABLE, INC.
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.
MANCHESTER CABLEVISION, INC
MARTHA'S VINEYARD CABLEVISION, L.P.
By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member
MERCURY COMMUNICATIONS, INC.
MICKELSON MEDIA, INC.
MICKELSON MEDIA OF FLORIDA, INC.
MONUMENT COLORADO CABLEVISION, INC.
MOUNTAIN CABLE COMMUNICATIONS CORPORATION
MOUNTAIN CABLE COMPANY, L.P.
By:	Pericles Communications Corporation, its managing general partner
MONTGOMERY CABLEVISION, INC.
MT. LEBANON CABLEVISION, INC.
MULTI-CHANNEL T.V. CABLE COMPANY
NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CABLE HOLDINGS, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OLYMPUS CAPITAL CORPORATION
OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OLYMPUS COMMUNICATIONS, L.P.
By:	ACC Operations, Inc., its managing general partner
OLYMPUS SUBSIDIARY, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OWENSBORO-BRUNSWICK, INC.
OWENSBORO INDIANA, L.P.
By:	Century Granite Cable Television Corp., its general partner
OWENSBORO ON THE AIR, INC.
PAGE TIME, INC.
PARAGON CABLE TELEVISION INC.
PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION
PARNASSOS COMMUNICATIONS, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PARNASSOS HOLDINGS, LLC
By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PARNASSOS, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PERICLES COMMUNICATIONS CORPORATION
PULLMAN TV CABLE CO., INC.
RENTAVISION OF BRUNSWICK, INC.
RICHMOND CABLE TELEVISION CORPORATION
RIGPAL COMMUNICATIONS, INC.
ROBINSON/PLUM CABLEVISION
By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
SABRES, INC.

SCRANTON CABLEVISION, INC.
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.
SOUTHEAST FLORIDA CABLE, INC.
SOUTHWEST COLORADO CABLE, INC.
SOUTHWEST VIRGINIA CABLE, INC.
S/T CABLE CORPORATION
STAR CABLE INC.
STARPOINT, LIMITED PARTNERSHIP
By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
SVHH CABLE ACQUISITION, L.P.
By:	SVhh Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
SVHH HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE
By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner
TELE-MEDIA COMPANY OF TRI-STATES L.P.
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.
By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
TELESAT ACQUISITION, LLC
By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
TELESTAT ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
THE MAIN INTERNETWORKS, INC.

THE WESTOVER T.V. CABLE CO., INCORPORATED
THREE RIVERS CABLE ASSOCIATES, L.P.
By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner And
By:	Mt. Lebanon Cablevision, Inc., a general partner
TIMOTHEOS COMMUNICATIONS, L.P.
By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
TMC HOLDINGS CORPORATION
TMC HOLDINGS, LLC
TRI-STATES, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
UCA LLC
By:	ACC Operations, Inc., its sole member
U.S. TELE-MEDIA INVESTMENT COMPANY
UPPER ST. CLAIR CABLEVISION, INC.
VALLEY VIDEO, INC.

VAN BUREN COUNTY CABLEVISION, INC.
WARRICK CABLEVISION, INC.
WARRICK INDIANA, L.P.
By:	CCC-III, Inc., its general partner
WELLSVILLE CABLEVISION, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
WESTERN NY CABLEVISION, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc, its sole member
WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY
YOUNG'S CABLE TV CORP.
YUMA CABLEVISION, INC.
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer

Annex A

Tranche A Commitment Amounts

Tranche A Lender	Amount
JPMORGAN CHASE BANK, N.A.	$118,333,333.34
CITICORP NORTH AMERICA, INC.	$73,333,333.33
WACHOVIA BANK, N.A.	$73,333,333.33
BANK OF AMERICA, N.A.	$60,000,000.00
CIT LENDING SERVICES CORPORATION	$60,000,000.00
CREDIT SUISSE FIRST BOSTON ACTING THROUGH ITS CAYMAN ISLANDS BRANCH	$60,000,000.00
DEUTSCHE BANK AG NEW YORK BRANCH	$60,000,000.00
GENERAL ELECTRIC CAPITAL CORPORATION	$60,000,000.00
THE BANK OF NOVA SCOTIA	$60,000,000.00
THE FOOTHILL GROUP, INC.	$60,000,000.00
CALYON NEW YORK BRANCH	$50,000,000.00
BANK OF MONTREAL	$40,000,000.00
BAYERISCHE HYPO-und VEREINSBANK AG, NEW YORK BRANCH	$25,000,000.00

TOTAL	$800,000,000.00

Annex D

Tranche B Commitment Amounts

Tranche B Lender	Amounts
JPMORGAN CHASE BANK, N.A.	$431,316,221.61
WACHOVIA BANK, N.A.	$10,000,000.00
GENERAL ELECTRIC CAPITAL CORPORATION	$15,000,000.00
FOOTHILL INCOME TRUST, L.P.	$10,000,000.00
CALYON NEW YORK BRANCH	$3,000,000.00
BAYERISCHE HYPO-und VEREINSBANK AG, NEW YORK BRANCH	$3,000,000.00
MAPLEWOOD (CAYMAN) LIMITED	$6,480,976.21
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$1,303,980.20
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND	$7,500,000.00
C-SQUARED CDO LTD.	$2,949,410.99
TCW SELECT LOAN FUND, LIMITED	$2,949,410.99
CHARTER VIEW PORTFOLIO	$3,000,000.00
DIVERSIFIED CREDIT PORTFOLIO	$500,000.00
AIM FLOATING RATE FUND	$500,000.00
SARATOGA CLO I LIMITED	$1,500,000.00
CHAMPLAIN CLO, LTD.	$1,000,000.00

TOTAL	$500,000,000.00

Part I of Annex E

Borrower Group	Initial Borrowing Limit	Final Borrowing Limit
Century	$610,000,000	$585,000,000
Century-TCI	235,000,000	315,000,000
UCA	110,000,000	100,000,000
Parnassos	40,000,000	15,000,000
FrontierVision	195,000,000	185,000,000
Olympus	50,000,000	40,000,000
7A	0	0
7B	35,000,000	35,000,000
7C	25,000,000	25,000,000
Total:	$1,300,000,000	$1,300,000,000

Annex F

Borrower Group	Initial L/C Sublimit	Final L/C Sublimit
Century	$100,000,000	$115,000,000
Century-TCI	90,000,000	90,000,000
UCA	90,000,000	100,000,000
Parnassos	40,000,000	15,000,000
FrontierVision	90,000,000	100,000,000
Olympus	50,000,000	40,000,000
7A	0	0
7B	15,000,000	15,000,000
7C	25,000,000	25,000,000
Total:	$500,000,000	$500,000,000

Exhibit H

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re	)	Chapter 11 Cases
)
Adelphia Communications Corporation, et al.,	)	Case No. 02-41729 (REG)
)
Debtors.	)	Jointly Administered
)

ORDER AUTHORIZING AND APPROVING, PURSUANT TO 11 U.S.C. §§105, 361, 362, 364(c)(1),
364(c)(2), 364(c)(3) AND 364(d)(1), (A) AMENDMENT AND RESTATEMENT OF DIP CREDIT
AGREEMENT TO PROVIDE FOR EXTENSION OF POST-PETITION FINANCING, (B) RELATED
COMMITMENT LETTER AND
(C) PAYMENT OF RELATED FEES AND EXPENSES

        Upon the motion, dated February 4, 2005 (the "Motion"), of Adelphia Communications Corporation and its affiliated debtors, each as a debtor and debtor-in-possession (collectively, the "Debtors"), in the above-captioned cases, for an order authorizing, pursuant to 11 U.S.C. §§105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1), the execution of the Third Amended and Restated Credit and Guaranty Agreement (the "Extended DIP Facility") amending and restating the Second Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2004 (as amended and/or supplemented to date, the "Existing DIP Facility") that was given final approval by the Court on May 6, 2004, pursuant to the Order Authorizing and Approving, Pursuant to 11 U.S.C. Sections 105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1), (A) Amendment and Restatement of DIP Credit Agreement to Provide for Extension of Post-Petition Financing, (B) Related Commitment Letter, and (C) Payment of Related Fees and Expenses (the "DIP Extension Order," and other terms not herein defined having the same meanings as used therein), which Extended DIP Facility provides, inter alia, for an extension of the post-petition financing for the Debtors; and a hearing (the "Hearing") on the Motion having been held on February 22, 2005; and pursuant to Bankruptcy Rules 4001(b) and 4001(c)(1), Local Bankruptcy Rule 9013-1(c) and this Court's Case Management Order #1, dated October 18, 2002, Case Management Order #2, dated March 7, 2003 and Case Management Order #3, dated July 26, 2004, due notice under the circumstances of the Motion and the Hearing having been given by the Debtors, and upon all of the pleadings filed with this Court, and after due deliberation and consideration and sufficient cause appearing therefor;

        IT IS DETERMINED, ORDERED AND ADJUDGED, that:

        This Court has core jurisdiction over these proceedings and the parties and property affected hereby pursuant to 28 U.S.C. §§157(b) and 1334.

        The DIP Order, as supplemented hereby, shall continue in full force and effect.

        The Debtors have a need to obtain an extension of their current financing and are unable to obtain adequate unsecured credit allowable under section 503(b)(1) of the Bankruptcy Code as an administrative expense.

        The terms of the Extended DIP Facility appear to be fair and reasonable, reflect the Debtors' exercise of prudent business judgment consistent with their fiduciary duty and are supported by reasonably equivalent value and fair consideration. The Extended DIP Facility has been negotiated in good faith and at arm's-length between the Debtors and the Agents, and any letters of credit and other Obligations (as defined in the DIP Credit Agreement, as amended and restated by the Extended DIP Facility) incurred under the Extended DIP Facility shall be deemed to have been extended by the DIP Lenders in good faith, as that term is used in section 364(e) of the Bankruptcy Code.

        The Extended DIP Facility and all documents, instruments and agreements related thereto (including, without limitation, the Commitment Letter and Fee Letter executed in connection therewith) are authorized and approved in all respects.

        The Debtors are authorized to execute the Extended DIP Facility, and the Guarantors may guaranty all Obligations thereunder, and each shall be subject to all of the other terms and conditions provided in the DIP Credit Agreement and the DIP Order.

        The Debtors are hereby authorized to perform and take all actions necessary to make, execute and deliver all instruments and documents and to pay fees that may be reasonably required or necessary for the Debtors' performance under the Extended DIP Facility, including, without limitation, the payments referred to in the Extended DIP Facility and the Fee Letter, and such other fees, costs and expenses as may be due from time to time including, without limitation, reasonable attorneys' fees and disbursements. Upon execution and delivery of the Extended DIP Facility, it shall constitute a valid and binding obligation of the Debtors, enforceable against each Debtor party thereto in accordance with its terms.

        All obligations of the Debtors arising in connection with the Extended DIP Facility shall be deemed a part of the Financing under the DIP Order. Without limiting the generality of the foregoing (a) for all obligations and indebtedness arising under the Extended DIP Facility, the Agents and the DIP Lenders are granted each and every right granted to the Agents and the DIP Lenders under the DIP Order in connection with the Documents and the Financing (the relevant provisions of the DIP Order being incorporated herein by reference) and (b) nothing herein adversely affects the rights granted to the Agents and the DIP Lenders under the DIP Order, which rights shall continue in full force and effect. Consistent with and not in any way limiting the foregoing, (a) the definition of "Documents" contained in the DIP Order shall be deemed to include the Extended DIP Facility, and all other agreements, documents, notes and instruments executed or delivered pursuant hereto or thereto or in connection herewith or therewith, (b) the definition of "DIP Obligations" contained in the DIP Order shall be deemed to include all obligations and indebtedness arising under, in respect of or in connection with the Extended DIP Facility (including, without limitation, all "Obligations" as defined in the DIP Credit Agreement, as amended and restated in the Extended DIP Facility) and this Order, and (c) all liens, security interests, priorities and other rights, remedies, benefits, privileges and protections provided in the DIP Order with respect to or relating to the DIP Credit Agreement and the Financing shall apply with equal force and effect to the Extended DIP Facility and all obligations in connection therewith or related thereto.

        The Extended DIP Facility and the provisions of this Order shall be binding upon the Agents, the DIP Lenders and the Debtors and their respective successors and assigns (including any chapter 7 or chapter 11 trustee hereinafter appointed or elected for the estate of any of the Debtors) and inure to the benefit of the Agents, the DIP Lenders and the Debtors and their respective successors and assigns.

        In accordance with section 364(e) of the Bankruptcy Code, in the event that any or all of the provisions of this Order, the DIP Order or any Documents are hereinafter modified, amended, or vacated by a subsequent order of this or any other Court, no such modification, amendment or vacation shall effect the validity, enforceability or priority of any DIP Lien or claim authorized or created hereby or thereby. Notwithstanding any such modification, amendment or vacation, any claim granted to the Agents and the DIP Lenders hereunder or under any Document arising prior to the effective date of such modification, amendment, or vacation shall be governed in all respects by the original provisions of this Order, the DIP Order and the other Documents, and the Agents and the DIP Lenders, as the case may be, shall be entitled to all of the rights, remedies, privileges, and benefits, including the DIP Liens and priorities granted herein and therein, with respect to any such claim.

        Under the circumstances, the notice given by the Debtors of the Motion and of the Hearing constitutes due and sufficient notice of the Motion and of the Hearing.

Dated:	New York, New York February , 2005
HONORABLE ROBERT E. GERBER UNITED STATES BANKRUPTCY JUDGE

Schedule 41-1
As of February 25, 2005

Outstanding Loans and Accrued Interest

	Loans	Accrued Interest
Tranche A Loans	420,407,435.97	797,960.03
Tranche B Loans	199,387,256.73	283,849.92

Total Outstanding Loans and Accured Interest	619,794,692.70	1,081,809.95

Outstanding Letters of Credit
Tranche A Letters of Credit	112,188,179.30
Tranche B Letters of Credit	0.00

Total Outstanding Letters of Credit	$112,188,179.30

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THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT